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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Steelcase Inc.
Grand Rapids, Michigan

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Amendment No. 1 to Form S-3) of our report dated March 24, 2004, relating to the consolidated financial statements and schedule of Steelcase Inc. appearing in the Company's Annual Report on Form 10-K for the year ended February 27, 2004.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Seidman, LLP

Grand Rapids, Michigan
November 23, 2004